UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Creative Realities, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CREATIVE REALITIES, INC.

13100 Magisterial Drive, Suite 100

Louisville, KY 40223

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 26, 2023

TO THE SHAREHOLDERS OF CREATIVE REALITIES, INC.:

Please take notice that an annual meeting of shareholders of Creative Realities, Inc. (the “Company”) will be held, pursuant to due call by the Board of Directors (the “Board”), on June 26, 2023, at 8:30 a.m. Eastern time at 13100 Magisterial Drive, Suite 201-B, Louisville, Kentucky 40223, or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

1.	To elect five members of the Board of Directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified (Proposal 1);

2.	To approve the Company's 2023 Stock Incentive Plan (Proposal 2);

3.	To ratify the engagement of Deloitte & Touche LLP to act as the Company’s independent registered public accounting firm and auditor for the fiscal year 2023 (Proposal 3); and

4.	To transact any other business as may properly come before the annual meeting or any adjournments thereof.

These items of business are more fully described in the proxy statement accompanying this Notice. The record date for the annual meeting is April 27, 2023. Only shareholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Richard Mills
Richard Mills
Chief Executive Officer and Director

Approximate date of mailing of proxy materials: May 8, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL

SHAREHOLDER MEETING TO BE HELD ON JUNE 26, 2023:

The proxy statement for the annual meeting and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, each of which is included with this Notice, are also available to you on the Internet. We encourage you to review all of the important information contained in the proxy materials before voting. To view the proxy statement and Annual Report on Form 10-K on the Internet, visit www.edocumentview.com/CREX.

CREATIVE REALITIES, INC.

13100 Magisterial Drive, Suite 100

Louisville, KY 40223

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held On June 26, 2023

PURPOSE OF THE ANNUAL MEETING

The Board of Directors has called an annual meeting in conformity with Minnesota Statutes, Section 302A.431, and the requirements of the Company’s amended and restated corporate bylaws. The purpose of the annual meeting is to consider and vote on whether:

1.	To elect five members of the Board of Directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified (Proposal 1);

2.	To approve the Company's 2023 Stock Incentive Plan (Proposal 2);

3.	To ratify the engagement of Deloitte & Touche LLP to act as the Company’s independent registered public accounting firm and auditor for the fiscal year 2023 (Proposal 3); and

4.	To transact any other business as may properly come before the annual meeting or any adjournments thereof.

VOTING

The presence, in person or by proxy, of the holders of a majority of the total number of outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether a quorum is present. Assuming that a quorum is present, the votes to approve the matters coming before the meeting are as follows:

•

For Proposal 1, the election of directors, who are elected by a plurality, the nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withheld” will affect the outcome.

•

To be approved, Proposal 2 (adoption of the 2023 Stock Incentive Plan) must receive a “For” vote from the holders of majority of all shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

•

To be approved, Proposal 3 (ratification of approval of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2023) must receive a “For” vote from the holders of majority of all shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.”  Under applicable Nasdaq rules relating to the discretionary voting of proxies by brokers, brokers are not permitted to vote shares on non-routine matters, including the election of directors and the 2023 Stock Incentive Plan, without instructions from the beneficial owner. However, brokers are permitted to vote shares held in brokerage accounts with respect to "routine" matters, including the ratification of approval of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2023, even if they do not receive instructions from the beneficial owner. Therefore, street name holders of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with Proposal 1 (Election of Directors) or Proposal 2 (2023 Stock Incentive Plan), but will be considered to be broker non-votes with respect to Proposal 3 (Ratification of Selection of Independent Auditor), as described above. Such shares will not be considered as present and entitled to vote with respect to Proposals 1 and 2.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving this proxy statement?

This proxy statement contains information relating to the solicitation of proxies for use at our annual meeting to be held at 8:30 a.m., Eastern Daylight Time, on June 26, 2023, at our offices located at 13100 Magisterial Drive, Suite 201-B, Louisville, Kentucky 40223, for the purpose stated in the Notice of Annual Meeting of Shareholders. We, the Company, are making this solicitation.

Who is entitled to vote at the annual meeting?

Only holders of record of our common stock at the close of business on April 27, 2023, the record date for the annual meeting, are entitled to receive notice of and to vote at the annual meeting or any adjournment or postponement of the annual meeting.

What are the voting rights of shareholders?

Each share of common stock outstanding on the record date entitles its holder to cast one vote on the matter to be voted upon. Each share of our voting preferred stock outstanding on the record date entitles its holder to cast that number of votes equal to the number of shares of common stock into which the preferred stock is convertible as of the record date.

Who can attend the annual meeting?

Only holders of our common stock at the close of business on April 27, 2023, the record date for the annual meeting, or their duly appointed proxies, are authorized to attend the annual meeting. Cameras, recording devices, and other electronic devices will not be permitted at the annual meeting. If you hold your shares in “street name” (that is, through a bank, broker or other nominee), you will need to bring either a copy of the brokerage statement reflecting your stock ownership as of the record date or a legal proxy from your bank or broker.

What will constitute a quorum at the annual meeting?

The presence at the annual meeting, in person or by proxy, of a majority of the voting power of the shares of common stock outstanding at the close of business on April 27, 2023, will constitute a quorum permitting our shareholders to conduct business at the annual meeting. We will include abstentions in the number of shares of common stock present at the annual meeting for purposes of determining a quorum. As of the record date, there were 7,409,027 shares of common stock outstanding.

How do I vote my shares of common stock that are held by my bank, broker or other nominee?

If you hold any or all of your shares of common stock through a bank, broker or other nominee, you should follow the voting instructions provided to you by the bank, broker or nominee. Specific voting procedures relating to your shares of common stock held through a bank, broker or other nominee will depend on their particular voting arrangements and procedures.

How do I vote?

If you are a holder of record of our common stock, then you or your duly authorized agent may vote by completing and returning the accompanying proxy card, visiting www.investorvote.com/CREX to cast your vote on the internet, or you may attend the annual meeting and vote in person. If you are voting online, you will need to will need the unique 15-digit control number, which is printed on your proxy card. For Proposal 1, you may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your votes for any nominee you specify. For Proposals 2 and 3, you may vote “For” or “Against” or abstain from voting.

May I change my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy at any time before it is exercised by submitting to our Chief Financial Officer, Mr. Will Logan, at 13100 Magisterial Drive, Suite 100, Louisville, Kentucky 40223, a notice of revocation or a duly executed proxy (bearing a later date) on or prior to the close of business on June 23, 2023. You may also revoke a previously granted proxy by attending the annual meeting and voting in person.

How are votes counted?

If the accompanying proxy card is properly signed and returned to us, and not revoked, it will be voted AS DIRECTED BY YOU. If you return a proxy card but do not indicate how your shares are to be voted, your proxy card will be voted FOR all proposals at the annual meeting.

How does the Board of Directors recommend that shareholders vote on the proposals?

Our Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies. Presently, we do not anticipate that we will solicit proxies by any means other than mail. We expect that banks, brokers, fiduciaries, custodians and nominees will forward proxy soliciting materials to their principals and that we will reimburse such persons’ out-of-pocket expenses.

How can I determine the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting, if available. Preliminary results, if necessary, and final results will be reported on a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four days of the date of the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, then your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

To view this proxy statement on the Internet, please visit www.edocumentview.com/CREX.

Are there dissenters’ or appraisal rights?

No. None of the proposals to be considered and voted upon at the annual meeting entitle our holders of common stock to any dissenters’ or appraisal rights.

Whom should I contact if I have any questions?

If you have any questions about the annual meeting, the proxy materials or your ownership of our common stock, please contact Will Logan, our Chief Financial Officer, at (502) 791-8800.

When are shareholder proposals due for the 2024 annual meeting?

If a shareholder wishes to present a proposal for consideration for inclusion in the proxy materials for the 2024 annual meeting of shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received by the Company at its principal address at 13100 Magisterial Drive, Suite 100, Louisville, Kentucky 40223, to the attention of Will Logan, Chief Financial Officer, no later than March 28, 2024; provided that if the 2024 annual meeting of shareholders is more than 30 days before or after the date of the 2023 annual meeting of shareholders, then shareholder proposals are due within 10 days of the mailing of notice of the 2024 annual meeting. All proposals must conform to the rules and regulations of the SEC. Under SEC rules, if a shareholder notifies us of his or her intent to present a proposal for consideration at the 2024 annual meeting of shareholders after March 28, 2024, we, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in our proxy materials.

Our amended and restated bylaws provide that for a shareholder to nominate a candidate for election as a director at an annual meeting of shareholders, the shareholder must generally notify us in writing at our principal address not later than 90 days in advance of such meeting. A copy of our amended and restated bylaws may be obtained from Will Logan, Chief Financial Officer, by written request to our principal address at 13100 Magisterial Drive, Suite 100, Louisville, Kentucky 40223.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Five persons have been nominated for election as directors at the annual meeting, all of whom currently serve as directors. Our directors are elected annually, by a plurality of the votes cast, to serve until the next annual meeting of shareholders and until their respective successors are elected and duly qualified. There are no familial relationships between any director or officer.

Vote Required

The five nominees receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting shall be elected to the Board of Directors. Set forth below is certain information concerning the nominees for the Board of Directors. The Board of Directors recommends that shareholders vote “FOR” the nominees listed below.

Name	Age	Positions
Dennis McGill	74	Director (Chairman)
David Bell	78	Director
Donald A. Harris	69	Director
Richard Mills	67	Chief Executive Officer and Director
Stephen Nesbit	72	Director

The biographies of the above-identified individuals are set forth below:

Dennis McGill joined our Board of Directors in November 2019. Over the course of a 45-year career, Mr. McGill has served as a director, Chief Executive Officer or Chief Financial Officer of various public and private companies. Mr. McGill has been the Chairman of the Board of Directors for Olympus Insurance Company since November 2019. From June 2015 to October 2017, Mr. McGill served as the President and CEO of ReCommunity Holdings II, Inc., the largest independent recycling processing company in the US, processing over 1.8 million tons of material annually and employing a team of 1,600 members. Mr. McGill served on the Board of Directors for Lighting Science Group Corp. (“LSGC”) from March 2015 to July 2017 while the company was publicly traded. Mr. McGill also served as the LSGC’s Interim Chief Operating Officer from June 2014 to September 2014 and as LSGC’s Interim Chief Financial Officer from July 2014 to December 2014. Mr. McGill joined Pegasus Capital as an operating advisor in December 2014 and remains in that capacity today. Since June 2014, Mr. McGill has also served on the board of directors of DGSE Companies, Inc., a company listed on the NYSE MKT that buys and sells jewelry, diamonds, fine watches, rare coins and currency (“DGSE”). Mr. McGill previously served on the board of directors of DGSE, ReCommunity Holdings, LP and Fiber Composites, LLC and served as the chairman of DGSE’s audit committee. From February 2013 to October 2013, Mr. McGill served as executive vice president and Chief Financial Officer of Heartland Automotive Services, Inc., where he actively participated with the senior management team to develop and roll-out a new business model. From September 2010 to February 2013, Mr. McGill served as executive vice president and Chief Financial Officer of Blockbuster LLC and was responsible for directing and managing various aspects of the Chapter 11 process. From March 2005 to July 2010, Mr. McGill served as executive vice president and Chief Financial Officer of Safety-Kleen Systems, Inc., during which time he led the company’s merger and acquisition efforts and grew the company from $0 to $160 million in EBITDA during his tenure. Mr. McGill holds a Bachelor of Science degree in Finance and Accounting and Master of Business Administration degree from the University of California, Berkeley and is a Certified Public Accountant in the state of California.

David Bell joined our Board of Directors in August 2014 in connection with our acquisition of Creative Realities, LLC. Mr. Bell brings over 40 years of advertising and marketing industry experience to the board, including serving as CEO of three of the largest companies in the industry — Bozell Worldwide, True North Communications and The Interpublic Group of Companies, Inc. Mr. Bell has previously led Slipstream Communications, LLC which is an international company providing strategic branding, digital marketing, and public relations services and served as a Senior Advisor to Google Inc. from 2006 to 2009. Mr. Bell previously served as an Operating Advisor at Pegasus Capital Advisors. He was a Senior Advisor to AOL from 2008 to 2016 and has also served on the boards of multiple publicly traded companies, including Lighting Science Group Corporation and Point Blank Solutions, Inc., and Primedia, Inc., and served as President and CEO of The Interpublic Group of Companies Inc. from 2003 to 2005. Mr. Bell served as an independent director on the Board of Directors of Time, Inc. from June 2014 to January 2018.

Donald A. Harris was appointed to our Board of Directors in August 2014 in connection with our acquisition of Broadcast International, Inc. He has been President of 1162 Management, and the General Partner of 5 Star Partnership, a private equity firm, since June 2006. Mr. Harris has been President and Chief Executive Officer of UbiquiTel Inc., a telecommunications company organized by Mr. Harris and other investors, since its inception in September 1999 and also its Chairman since May 2000. Mr. Harris served as the President of Comcast Cellular Communications Inc. from March 1992 to March 1997. Mr. Harris received a Bachelor of Science degree from the United States Military Academy and an MBA from Columbia University. Mr. Harris’s experience in the telecommunications industry and his association with private equity funding is valuable to the Company.

Richard Mills is currently our Chief Executive Officer and a member of our Board of Directors. Mr. Mills possesses over 32 years of industry experience. He was previously Chief Executive Officer of ConeXus World Global, a leading digital media services company, which he founded in 2010, and which was acquired by the Company. Prior to founding ConeXus, Mr. Mills was President and Director at Beacon Enterprise Solutions Group, Inc., a public telecom and technology infrastructure services provider. Previous to that, he joined publicly traded Pomeroy Computer Resources, Inc. in 1993 and served as Chief Operating Officer and a member of the Board of Directors from 1995 until 1999. Mr. Mills helped grow sales at Pomeroy during his time there from $100 million to $700 million. Mr. Mills was also a founder of Strategic Communications LLC.

Stephen Nesbit has been in the digital signage and digital advertising industry for over 20 years. He is currently the Managing Director of Prestonwood Trail Holdings LLC and has provided advisory services for companies in the Digital Signage and Digital Media Industry for the past 10 years. He has directed and advised projects in North America, Europe, Asia proper, Southeast Asia, the Middle East, Australia and Africa. Prior to founding Prestonwood Trail, Mr. Nesbit was the President/COO at Reflect Systems, a prominent software and services company in the Digital Signage business. He joined Reflect after serving as President/COO of MarketForward, the Global Digital Media Division owned by the Publicis Groupe S.A. in Paris France. Mr. Nesbit began his career in Digital Signage as the EVP Global Operations & GM International Business for Next Generation Network. NGN was one of the first Digital Place Based Advertising companies in the industry before its sale to Anschutz Investments where the company changed its name to National Cinemedia (NASDAQ: NCMI). He began his career at IBM in the Data Processing Division holding various field and HQ management positions. Mr. Nesbit also held management and executive positions at Wang Labs and BBN Communications Inc., the communications company that was the original architect of the Internet. Mr. Nesbit holds an undergraduate degree from the University of Notre Dame and earned an MBA from the Indiana University Kelly Graduate School of Business.

Under our corporate bylaws, all of our directors serve for annual terms expiring upon the next annual meeting of our shareholders.

When considering whether directors and nominees have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focuses primarily on the industry and transactional experience, in addition to any unique skills or attributes associated with a director. With regard to Mr. McGill, the Board of Directors considered his background and experience with running and accelerating growth at public companies. With regard to Mr. Bell, the Board considered his deep experience within the advertising and marketing industries and his prior management of large enterprises. With regard to Mr. Mills, the Board of Directors considered his extensive background and experience in the industry. With regard to Mr. Harris, the Board of Directors considered his extensive experience in the telecommunications industry and association with private equity investors. Finally, with regard to Mr. Nesbit, the Board of Directors considered his extensive experience in the digital signage industry, having run several companies in the industry and acted as a consultant broadly for digital signage companies over the past twenty years.

The Board of Directors has determined that there are presently three “independent” directors, as such term is defined in Section 5605(a)(2) of the Nasdaq listing rules, each of whom also meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. The directors whom the board has determined to be independent are Messrs. Bell, Harris, and Nesbit.

The Board of Directors recommends that you vote “FOR” the election of each Director nominee named above.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Leadership Structure and Role in Risk Oversight

Mr. McGill serves as Chair of the Board of Directors, and Richard Mills serves as the Company’s Chief Executive Officer. We believe that having a Chair of the Board in addition to the Chief Executive Officer allows the Chief Executive Officer to concentrate his efforts primarily on managing business operations and development. This also allow us to maintain an independent Chair of the Board who oversees, among other things, communications and relations between our Board of Directors and senior management, consideration by our Board of Directors of the company’s strategies and policies, and the evaluation of our principal executive officers by our Board of Directors. During the fiscal year ended December 31, 2022, the Board held 7 meetings, including telephonic meetings. During that year, all directors attended at least 85% of the aggregate of the meetings of the Board and of each of the Board committees on which he served at the time. We encourage, but do not require, the Board to attend annual shareholder meetings. Messrs. Mills, Harris, and Bell attended the 2022 annual meeting of the shareholders.

Although risk management is a core responsibility of the Company's management, the Board of Directors recognizes that it plays a critical role in oversight of risk. The Board, in order to more specifically carry out this responsibility, has assigned the audit committee the primary duty to periodically review the company's policies and practices with respect to risk assessment and risk management, including discussing with management the company's major risk exposures and the steps that have been taken to monitor and control those exposures. Those risks include company risks, such as cyber security incidents, and industry and general economic risks, such as risks related to the impact of trade policies on our supply chain, all as further identified in our annual report. The compensation committee has been assigned the duty to assess the impact of the company's compensation programs on risk and recommend to the board of directors the adoption of any policies deemed necessary or advisable in order to mitigate compensation- and human capital management-related risks.

Board Committee Membership

Our Board of Directors has created a standing Compensation Committee and Audit Committee, which are described below. The Company’s committees have a separately adopted charter that is available on the Company’s website at https://investors.cri.com. Mr. Bell, Mr. Harris, and Mr. Nesbit qualify as “independent” member of the board as described above.

The Board of Directors has not created a separate committee for nomination or corporate governance. Instead, the entire Board of Directors shares the responsibility of identifying potential director-nominees to serve on the Board of Directors. Nevertheless, nominees to serve as directors on our Board of Directors are selected by those directors on our board who are independent.

Compensation Committee Information. Our Compensation Committee consists of Stephen Nesbit, Donald Harris, and David Bell. Mr. Nesbit serves as chair of the committee. Each of the members of the compensation committee is independent under the applicable Nasdaq listing standards. The compensation committee met 1 time during the fiscal year ended December 31, 2022. The compensation committee has a written charter. The compensation committee’s duties, which are specified in the compensation committee charter, include, but are not limited to:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to the Company’s Chief Executive Officer’s compensation, evaluating the Company’s Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of the Company’s Chief Executive Officer’s based on such evaluation;

•	reviewing and approving the compensation of all of our other executive officers;
•	reviewing our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	assisting management in complying with our proxy statement and annual report disclosure requirements, and reviewing specific disclosures in the proxy statement and reports;
•	if required, producing a report on executive compensation to be included in our annual proxy statement;
•	reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors; and
•	reviewing and reassessing, on an annual basis, the adequacy of the charter and recommending to the Board any proposed changes to the charter.

Audit Committee Information. Our Audit Committee consists of David Bell, Stephen Nesbit, and Donald Harris. Mr. Bell serves as chair of the committee. The Board of Directors has determined that at least one member of the Audit Committee  , Mr. Bell, is an “audit committee financial expert” as that term is defined in Regulation S-K promulgated under the Securities Exchange Act of 1934. Mr. Bell’s relevant experience in this regard is detailed above in his biography. The Board of Directors has determined that each director serving on the Audit Committee is able to read and understand fundamental financial statements. The audit committee met four times during the fiscal year ended December 31, 2022. Pursuant to our audit committee charter, responsibilities of the audit committee include:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our required disclosures;
•	reviewing and discussing interim financial statements prior to the filing of quarterly reports and earnings releases;
•	approving the committee report, as required by the SEC rules, to be included in the Company's annual proxy statement or annual report;
•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of our independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;
•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and
•	reviewing and reassessing on an annual basis the adequacy of the charter and recommending to the Board any proposed changes to the charter.

Communications with Board Members

Our Board of Directors has provided the following process for shareholders and interested parties to send communications to our board and/or individual directors. All communications should be addressed to Creative Realities, Inc., 13100 Magisterial Drive, Ste. 100, Louisville, KY 40223, Attention: Corporate Secretary. Communications to individual directors may also be made to such director at our company’s address. All communications sent to any individual director will be received directly by such individuals and will not be screened or reviewed by any company personnel. Any communications sent to the board in the care of the Corporate Secretary will be reviewed by the Corporate Secretary to ensure that such communications relate to the business of the company before being reviewed by the board.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions) and directors. Our Code of Business Conduct and Ethics satisfies the requirements of Item 406(b) of Regulation S-K. Our Code of Business Conduct and Ethics is available, free of charge, on the Company’s website at https://investors.cri.com, or upon written request to our Corporate Secretary at 13100 Magisterial Drive, Ste. 100, Louisville, KY 40223.

Derivatives Trading, Hedging, and Pledging Policies

Our Policy on Avoidance of Insider Trading provides that none of our executive officers, directors or employees, or household and immediate family members of such individuals and entities that such individuals influence or control (collectively, “Insiders”) may acquire, sell, or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option, or execute a short sale, or engage in hedging or monetization transactions or similar arrangements with respect to Company securities. These prohibitions apply to avoid any appearance that an Insider is trading based on material non-public information and focus his or her attention on short-term performance at the expense of the Company’s long-term objectives. Company employees who are not executive officers are not subject to the prohibitions described in this paragraph.

Nominating Process and Board Diversity

Although the Board of Directors does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Board of Directors will consider whether the candidate assists in achieving a mix of members that represents a diversity of background, thought and experience, including with respect to age, gender, international background, race and specialized experience. Accordingly, the Board strives to ensure that, when taken as a whole, the Board of Directors provides a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities. Nominees for the Board of Directors should be committed to enhancing long-term shareholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Board may from time to time review the appropriate skills and characteristics required of Board members, including such factors as business experience, diversity, personal skills in finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective Board of Directors. In evaluating potential candidates for the Board of Directors, the Board considers these factors in the light of the specific needs of the Board of Directors at that time.

In compliance with Nasdaq Rules 5605(f) and 5606, our Board of Directors has self-reported the diversity characteristics summarized in the table below.  The Company does not have a member of its Board of Directors who currently qualifies as “diverse” under Nasdaq Rules. As we pursue future board recruitment efforts, the Board of Directors will continue to seek out candidates who can contribute to the diversity of views and perspectives of the Board of Directors. This includes seeking out individuals of diverse ethnicities, a balance in terms of gender, and individuals with diverse perspectives informed by other personal and professional experiences.  The Board of Directors is comprised of a small number of directors, each of which has industry knowledge, and it has experienced challenges in identifying and attracting directors that would be considered “diverse” under Nasdaq Rules.

Board Diversity Matrix (as of April 27, 2023)

Total Number of Directors	5
				Did Not
	Female	Male	Nonbinary	Disclose
Part I: Gender Identity
	—	2	—	3
				Did Not
	White			Disclose
Part II: Demographic Background
	2			3

EXECUTIVE AND DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation of our named executive officers for 2022 and 2021 (table and footnotes in whole dollars):

						Non-Equity
				Stock	Option	Incentive Plan		All Other
		Salary	Bonus	Awards	Awards	Compensation		Compensation	Total
Name and Principal Position(a)	Years	($)(b)	($)(c)	($)	($)(d)	($)		($)	($)
Richard Mills	2022	431,544	—	—	253,119	112,500	(f)	—	797,163
Chief Executive Officer and Director	2021	296,152	—	—	—	82,500	(e)	—	378,652

Will Logan	2022	334,462	75,000	—	151,872	52,500	(f)	—	613,834
Chief Financial Officer	2021	223,460	—	—	—	31,125	(e)	—	254,585

(a)	Mr. Mills joined the Company effective October 15, 2015. Mr. Logan joined the Company effective November 6, 2017.

(b)

Effective March 19, 2020 and in response to state and local authorities forcing many businesses to temporarily reduce or cease operations to slow the spread of the COVID-19 pandemic, the Company’s Board of Directors approved a reduction of the salaries of the Chief Executive Officer and Chief Financial Officer by twenty percent (20%), thereby reducing the salaries payable to such officers to $297,000 and $224,100 annually, respectively. During 2021, the Company reinstated lost salaries one-third on each of April 1, July 1, and October 1, with the final reinstatement thereby increasing the compensation to its pre-pandemic levels of $330,000 and $249,000, respectively. The graded reinstatement resulted in actual salaries for Mr. Mills and Mr. Logan during 2021 of $296,152, and $223,460, respectively.

Effective November 12, 2021, Mr. Mills and Mr. Logan’s employment agreements were amended to provide annual base salary adjusts automatically upon the closing of the Merger to $450,000 and $350,000 annually, respectively. The Merger closed on February 17, 2022 resulting in actual salaries for Mr. Mills and Mr. Logan during 2022 of $431,544, and $334,462, respectively.

(c)

Mr. Logan and the Company entered into an employment agreement on November 12, 2021.  The employment agreement awarded a $75 cash bonus upon the closing of Company's acquisition of Reflect Systems, Inc., which closed on February 17, 2022 (the "Merger").

(d)

On June 15, 2022, Messrs. Mills and Logan received ten-year options to purchase 333,334 and 200,000 shares of common stock, respectively (the “New Options”). The New Options are eligible to vest at any time on or prior to February 17, 2025 if the trailing 10-trading day volume-weighted average price ("VWAP") of the Company’s common stock, as reported on the Nasdaq Capital Market, exceeds the share price targets below, subject to such executive serving the Company as a director, officer, employee or consultant at such time.

						Guaranteed	Total
Executive	Share Price Targets					Price	Shares
	$6.00	$9.00	$12.00	$15.00	$18.00
Mills’ Shares Vested	16,667	33,334	50,000	66,667	83,333	83,333	333,334

Logan’s Shares Vested	10,000	20,000	30,000	40,000	50,000	50,000	200,000
Percentage of Shares Vested	5%	10%	15%	20%	25%	25%

The “Guaranteed Price” has the meaning ascribed to such term in the Agreement and Plan of Merger, dated as of November 12, 2021, by and among Reflect the Company, CRI Acquisition Corporation, and RSI Exit Corporation, as amended from time to time (the “Merger Agreement”), which currently means $19.20 per share.

The exercise price of the New Options is $3.00 per share, which exceeds the closing price of the Company’s common stock on the date of issuance. The New Options are issued from the Company’s 2014 Stock Incentive Plan, as amended. The fair value of the options on the grant date varied between $0.63 and $1.11 per award as determined using the Monte Carlo model.

(e)

The Board of Directors also approved an employee bonus plan pursuant to which certain officers and other employees of the Company would be granted incentive compensation in the form of cash bonuses. In each of the calendar years 2020, 2021 and 2022, Mr. Mills was provided a target bonus of $165, or 50% of his base salary, and Mr. Logan was provided a target bonus of $62, or 25% of his base salary, subject to satisfying the same Company revenue and EBITDA targets for the applicable year on which vesting of performance-based share compensation were set. While the Company targets for revenue were not achieved in 2021, the EBTIDA target was achieved and the Company accrued $114 in the Consolidated Balance Sheet as of December 31, 2021 related to this bonus plan.

(f)

Effective June 15, 2022, the Board approved the 2022 Cash Bonus Plan providing that Messrs. Mills and Logan were eligible to receive a cash bonus of a percentage of their annual base salaries based on the Company’s annual EBITDA results for the calendar year 2022, as set forth below:

Executive	2022 EBITDA Target
	$3,600,000	$4,600,000	$5,600,000	$6,600,000	$7,600,000
Mills Bonus Payment	$112,500	$180,000	$225,000	$450,000	$675,000

Logan Bonus Payment	$52,500	$87,500	$140,000	$210,000	$350,000

	Base
Executive	Salary	Bonus as a Percentage of Annual Base Salary
Mills	$450,000	25%	40%	50%	100%	150%
Logan	$350,000	15%	25%	40%	60%	100%

The material terms of employment agreements of Richard Mills, Chief Executive Officer of Creative Realities, and Will Logan, Chief Financial Officer of the Company, and payments to be made upon a change in control are discussed below.

Our named executive officers are eligible for retirement benefits on the same terms as non-executives under the Company’s defined contribution 401(k) retirement plan. Employees may contribute pretax or after-tax compensation to the plan in accordance with current maximum contribution levels proscribed by the Internal Revenue Service. Beginning on April 1, 2018 but suspended indefinitely as of March 19, 2020, the Company began contributing an employer contribution match of 50% of employee wages up to 6%, for an effective match of 3%. Creative Realities re-implemented the employer contribution match at the previous rate effective October 1, 2021.

Richard Mills Employment Agreement

Creative Realities employs Richard Mills as Creative Realities Chief Executive Officer. Mr. Mills’ employment agreement was initially effective for a two-year term, which automatically renewed for additional one-year periods unless either Creative Realities or Mr. Mills elected not to extend the term. The agreement provided for an initial annual base salary of $270 subject to annual increases but generally not subject to decreases. Under the agreement, Mr. Mills was eligible to participate in performance-based cash bonus or equity award plans for Creative Realities senior executives. Mr. Mills participated in Creative Realities employee benefit plans, policies, programs, prerequisites and arrangements to the extent he meets applicable eligibility requirements. In the event of a termination of employment for good reason, as defined, without cause, as defined, or within 12 months following a change in control, as defined, other than for reason of death, disability or for cause, any of which occur during the first year of Mr. Mills’ employment, Mr. Mills would have been entitled to receive a severance payment equal to six months of his base salary. After the one-year anniversary of his employment (the current term of Mr. Mills’ employment is beyond the one-year anniversary), the severance amount increased to 12 months of then-current base salary. The agreement provided that any severance payments would be paid in installments over the course of the severance. The agreement contained certain non-solicitation and non-competition provisions that continue after employment for a period of one year. The agreement also contained other customary restrictive and other covenants relating to the confidentiality of information, the ownership of inventions and other matters.

Mr. Mills and Creative Realities entered into a new employment agreement on November 12, 2021. The employment agreement is effective for a one-year term, which automatically renews for additional one-year periods unless either Creative Realities or Mr. Mills elects not to extend the term. The agreement provides for an initial annual base salary of $330 subject to annual increases but generally not subject to decreases. The employment agreement provides that Mr. Mills’ annual base salary adjusted automatically on February 17, 2022 upon the closing of the Merger to $450, subject to annual increases but not generally subject to decreases. Under the agreement, Mr. Mills is eligible to participate in performance-based cash bonus or equity award plans for Creative Realities senior executives. Mr. Mills will participate in Creative Realities employee benefit plans, policies, programs, perquisites and arrangements to the extent he meets applicable eligibility requirements. In the event of a termination of employment for good reason, as defined, without cause, as de-fined, or within 12 months following a change in control, as defined, other than for reason of death, disability or for cause, Mr. Mills will be entitled to receive aggregate severance payments equal to twelve months of his base salary. The agreement provides that any severance payments would be paid in installments over the course of the severance. The agreement contains certain non-solicitation and non-competition provisions that continue after employment for a period of one year. The agreement also contains other customary restrictive and other covenants relating to the confidentiality of information, the ownership of inventions and other matters. On June 15, 2022, the Board approved an amendment to certain aspects of Mr. Mills’ compensation as further described below.

Will Logan Employment Agreement

Will Logan, Creative Realities’ Chief Financial Officer, had an at-will employment arrangement with Creative Realities. Mr. Logan’s then-current annual base salary was $249. Mr. Logan participated in Creative Realities employee benefit plans, policies, programs, perquisites and arrangements to the extent he meets applicable eligibility requirements, and also received the stock options discussed under “Outstanding Equity Awards at Fiscal Year-End” below.

Mr. Logan and Creative Realities entered into an employment agreement on November 12, 2021. The employment agreement is effective for a one-year term, which automatically renews for additional one-year periods unless either Creative Realities or Mr. Logan elects not to extend the term. The agreement provides for an initial annual base salary of $249 subject to annual increases but generally not subject to decreases. The employment agreement provides Mr. Logan’s annual base salary automatically adjusted upon the closing of the Merger to $350, subject to annual increases but not generally subject to decreases, and Mr. Logan will receive a $75 cash bonus upon the closing of the Merger. Under the agreement, Mr. Logan is eligible to participate in performance-based cash bonus or equity award plans for Creative Realities senior executives. Mr. Logan participates in Creative Realities employee benefit plans, policies, programs, prerequisites and arrangements to the extent he meets applicable eligibility requirements. In the event of a termination of employment for good reason, as defined, without cause, as defined, or within 12 months following a change in control, as defined, other than for reason of death, disability or for cause, Mr. Logan will be entitled to receive aggregate severance payments equal to six months of his base salary. The agreement provides that any severance payments would be paid in installments over the course of the severance. The agreement contains certain non-solicitation and non-competition provisions that continue after employment for a period of one year. The agreement also contains other customary restrictive and other covenants relating to the confidentiality of information, the ownership of inventions and other matters. On June 15, 2022, the Board approved an amendment to certain aspects of Mr. Logan’s compensation as described below.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock options and restricted stock awards held by our named executive officers as of December 31, 2022:

	Option Awards(a)				Stock Awards
						Market
					Number	value
	Number of	Number of			of shares	of shares
	Securities	Securities			or units of	or units of
	Underlying	Underlying	Option		stock	stock
	Unexercised	Unexercised	Exercise	Option	that has	that have
	Options (#)	Options (#)	Price	Expiration	not vested	not vested
Name	Exercisable	Non-Exercisable	($)	Date	(#)	($)
Richard Mills	106,667(a)	53,333(a)	7.59	6/1/2030	—	—
	53,333(b)	106,667(b)	7.59	6/1/2030	—	—
	—(c)	333,334(c)	3.00	2/17/2025

Will Logan	6,389(d)	—(d)	26.10	11/6/2027	—	—
	5,556(e)	—(e)	22.50	9/20/2028	—	—
	53,333(a)	26,667(a)	7.59	6/1/2030	—	—
	26,667(b)	53,333(b)	7.59	6/1/2030	—	—
	—(c)	200,000(c)	3.00	2/17/2025	—	—

(a)	These stock options become exercisable in three equal installments on June 1 annually, beginning in 2021 and ending in 2023.

(b)

These stock options (the “Performance Options”) become exercisable in increments of 16.67 percent of the total shares purchasable under this issuance subject to satisfying Creative Realities revenue target and earnings before interest, taxes, depreciation and amortization (“EBITDA”) target for the applicable year. In each of calendar years 2020, 2021 and 2022, one-third of the total shares may vest (if the revenue and EBITDA targets are met), and the shares that are subject to vesting each year are allocated equally to each of the revenue and EBITDA targets for such year, with each target and vesting being independently achieved without regard for the other. These Performance Options include a catch-up provision, where any options that did not vest during a prior year due to Creative Realities’ failure to meet a prior revenue or EBITDA target may vest in a subsequent vesting year if the revenue or EBITDA target, as applicable, is met in the future year. The revenue and EBITDA targets for the following years are as follows:

Calendar Year	Revenue Target (millions)	EBITDA Target (millions)
2020	$32	$2.2
2021	$35	$3.1
2022	$38	$3.5

The executives met the foregoing EBITDA target for calendar year 2021.

On June 15, 2022, the Board approved of an amendment to the Performance Options to provide that the revenue target for the calendar year 2022 set forth therein ($38 million) is eliminated, and the remaining shares that are available for vesting under the Performance Options (106,667 unvested shares for Mr. Mills and 53,334 for Mr. Logan) (including the unvested portions of shares based on the satisfaction of the revenue targets for 2020 and 2021 by virtue of the catch-up provisions in the Performance Options) will fully vest upon the achievement of the an updated EBITDA target for calendar year 2022 of $3.6 million

The Performance Options state that the calculation of EBITDA set forth in the Performance Options shall be calculated in a form consistent with the Company’s 2022 approved budget, which

(i)	excludes any impact on EBITDA of:

(a)	the accounting treatment (including any “mark-to-market accounting”) of the Company’s warrants or the “Guaranteed Consideration” (as defined in the Merger Agreement),

(b)	non-recurring transaction expenses associated with the Merger and the capital raising financing activities of the Company to effectuate the Merger, and

(c)	any write-down or write-off of any Company inventory of Safe Space Solutions products.

(iii)

includes deductions related to any cash or stock bonuses paid or payable to any employees of the Company for services provided in calendar year 2022 (even if such bonuses are actually paid after calendar year 2022), including bonuses paid pursuant to the terms of the 2022 Cash Bonus Plan (as described above) (collectively, the “EBITDA Calculations”).

The unvested portion of the Performance Options as of December 31, 2022 vested in full effective as of March 30, 2023 upon confirmation by the Board of Directors of achievement of the performance metrics for the year ended December 31, 2022.

(c)

Messrs. Mills and Logan received ten-year options to purchase 333,334 and 200,000 shares of common stock, respectively (the “New Options”). The New Options are eligible to vest at any time on or prior to February 17, 2025 if the trailing 10-trading day VWAP of the Company’s common stock, as reported on the Nasdaq Capital Market, exceeds the share price targets below, subject to such executive serving the Company as a director, officer, employee or consultant at such time:

						Guaranteed	Total
Executive	Share Price Targets					Price	Shares
	$6.00	$9.00	$12.00	$15.00	$18.00
Mills’ Shares Vested	16,667	33,334	50,000	66,667	83,333	83,333	333,334

Logan’s Shares Vested	10,000	20,000	30,000	40,000	50,000	50,000	200,000
Percentage of Shares Vested	5%	10%	15%	20%	25%	25%

(d)	These stock options become exercisable in increments of 25 percent of the total shares purchasable under this issuance on November 6 annually, beginning in 2018 and ending in 2021.

(e)	These stock options become exercisable in increments of 25 percent of the total shares purchasable under this issuance on September 20 annually, beginning in 2019 and ending in 2022.

Director Compensation

On March 13, 2019, Creative Realities’ Board of Directors approved a plan to compensate non-officer directors for their service to Creative Realities in the amount of $25 per year, beginning April 1, 2019, to be issued in either cash or restricted stock vesting immediately upon issuance. Shares of restricted stock were issued quarterly in arrears for service the preceding quarter for a value of $6 per director, with the number of shares issued based on the most recent close price of Creative Realities’ common stock at the end of the previous calendar quarter.

On November 17, 2021, Creative Realities’ Board of Directors updated its director compensation plan to compensate non-officer directors as follows:

•

Annual grant of shares of unrestricted common stock of Creative Realities, issuable on November 17, 2021, 2022 and 2023, having an annual value of $24, with the per-share price to be determined based upon the closing price of the Company’s common stock as reported on Nasdaq on such issuance date; and

•

An option issuable to each non-executive director to purchase 60,000 shares of Creative Realities common stock (or in the case of Dennis McGill, Chairman of the Creative Realities Board, 75,000 shares), which vest in three equal installments on November 17, 2021, 2022 and 2023, subject to continuing service as a director as of such vesting date. The exercise price of such options is $2.21, the closing price of Creative Realities’ common stock as reported on Nasdaq on the date of adoption of such plan.

The table below sets forth the compensation paid to Creative Realities non-employee directors during 2022:

	Director Compensation (table and footnotes in whole dollars)

	Fees				Nonqualified
	earned			Non-equity	deferred
	or paid	Stock		incentive plan	compensation	All other
	in cash	awards(1)	Option awards	compensation	earnings	compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Dennis McGill	—	24,000	—	—	—	—	24,000
David Bell	—	24,000	—	—	—	—	24,000
Donald A. Harris	—	24,000	—	—	—	—	24,000
Stephen Nesbit	—	24,000	—	—	—	—	24,000

(1)

Each director was awarded shares of the Company’s common stock for service having an aggregate value of $24,000 on an annual basis in arrears for services completed during the immediately preceding year. The shares earned as compensation for 2022 were accrued in the Consolidated Balance Sheet as of December 31, 2022 and were issued on January 3, 2023.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

Pay Versus Performance
	Summary		Summary
	Compensation	Compensation	Compensation	Compensation	Value of Initial Fixed $100
	Table Total for	Actually	Table Total for	Actually Paid to	Investment Based On:	Net Income(6)
	PEO(1)	Paid to PEO(2)	Non-PEO NEO(3)	Non-PEO NEO(4)	Total Shareholder Return(5)	(in thousands)
Year	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	797,163	80,977	613,834	230,168	45	1,876
2021	378,652	570,873	254,585	350,948	109	232

(1)

The dollar amounts reported in column (b) are the amounts of total compensation reported for Richard Mills (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table."

(2)

The dollar amounts reported in column (c) represent the amounts of “compensation actually paid” to Mr. Mills, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Mills during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Mills’ total compensation for each year to determine the compensation actually paid:

	Reported
	Summary
	Compensation	Reported	Equity	Compensation
	Table Total	Value of Equity	Awards	Actually Paid to
	for PEO	Awards(a)	Adjustments(b)	PEO
Year	($)	($)	($)	($)
2022	797,163	253,119	(463,067)	80,977
2021	378,652	—	192,221	570,873

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Fair Value of
				Year over	Fair Value	Dividends or other
		Year over		Year Change in	at the End	Earnings Paid on
		Year Change in	Fair Value as of	Fair Value of	of the Prior Year	Stock or Option
		Fair Value of	Vesting Date of	Equity Awards	of Equity Awards	Awards not
	Year End	Outstanding	Equity Awards	Granted in	that Failed to	Otherwise Reflected	Total
	Fair Value	and Unvested	Granted	Prior Years	Meet Vesting	in Fair Value	Equity
	of Equity	Equity	and Vested	that Vested	Conditions	or Total	Award
	Awards	Awards	in the Year	in the Year	in the Year	Compensation	Adjustments
Year	($)	($)	($)	($)	($)	($)	($)
2022	22,311	(321,138)	—	(164,240)	—	—	(463,067)
2021	—	51,500	—	140,721	—	—	192,221

(3)

The dollar amounts reported in column (d) represent the amounts reported for the NEO (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEO (excluding our PEO) included for purposes of calculating the amounts in each applicable year was Will Logan, our Chief Financial Officer.

(4)

The dollar amounts reported in column (e) represent the amounts of “compensation actually paid” to the NEO (excluding our PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEO (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEO (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

Reported
Summary
	Compensation			Compensation
	Table Total	Reported	Equity	Actually Paid
	for Non-PEO	Value of	Awards	to Non-PEO
	NEO	Equity Awards(a)	Adjustments(b)	NEO
Year	($)	($)	($)	($)
2022	613,834	151,872	(231,794)	230,168
2021	254,585	—	96,363	350,948

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

			Fair			Value of
		Year Over	Value as of	Year over Year	Fair Value	Dividends or other
		Year	Vesting Date	Change in	at the End of the	Earnings Paid on
		Change in	of Equity	Fair Value of	Prior Year of	Stock or Option
	Year End	Fair Value of	Awards	Equity Awards	Equity Awards that	Awards not	Total
	Fair Value	Oustanding and	Granted	Granted in Prior	Failed to Meet	Otherwise Reflected	Equity
	of Equity	Unvested	and Vested	Years that Vested	Vesting Conditions	in Fair Value or	Award
	Awards	Equity Awards	in the Year	in the Year	in the Year	Total Compensation	Adjustments
Year	($)	($)	($)	($)	($)	($)	($)
2022	13,386	(160,905)	—	(84,275)	—	—	(231,794)
2021	—	25,750	—	70,613	—	—	96,363

(5)

Cumulative total shareholder return (Cumulative TSR) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Cumulative TSR

The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the Compensation Actually Paid to our Non-PEO NEO, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Compensation Actually Paid and Net Income

The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the Compensation Actually Paid to our Non-PEO NEO, and the Company’s net income over the two most recently completed fiscal years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED SHAREHOLDER MATTERS

The table below sets forth certain information with respect to beneficial ownership of our common stock as of the Record Date, April 27, 2023, on which date there were zero shares of issued and outstanding preferred stock, and 7,409,027 shares of issued and outstanding common stock. The following table sets forth the number of common shares, and percentage of outstanding common shares, beneficially owned by:

•	each director of the Company;
•	each named executive (as defined in our Annual Report on Form 10-K for the year ended December 31, 2022);
•	all current directors and officers of the Company as a group; and
•	each person or entity known by the Company to beneficially own more than 5% of our common stock.

Unless otherwise indicated in the table or its footnotes, the address of each of the following persons or entities is 13100 Magisterial Drive, Suite 100, Louisville, KY 40223, and each such person has sole voting and investment power with respect to the shares set forth opposite his, her or its name.

	Common
	Shares	Percentage of
	Beneficially	Common
Name and Address	Owned(1)	Shares(1)
Slipstream Funding, LLC(2)
c/o Pegasus Capital Advisors, L.P.
750 E Main St., Suite 600
Stamford, CT 06902	317,455	4.28%
Slipstream Communications, LLC(3)
c/o Pegasus Capital Advisors, L.P.
750 E Main St., Suite 600
Stamford, CT 0690	3,734,865	38.43%
Stephen Nesbit(4)	44,230	*
Donald A. Harris(5)	148,482	2.00%
Dennis McGill(6)	53,781	*
David Bell(7)	44,230	*
Richard Mills(8)	863,413	10.78%
Will Logan(9)	347,302	4.48%
All current executive officers and directors as a group(10)	1,501,439	16.85%

(1)

Beneficial ownership is determined in accordance with the rules of the SEC, and includes general voting power and/or investment power with respect to securities. Shares of common stock issuable upon exercise of options or warrants that are currently exercisable or exercisable within 60 days of the Record Date, and shares of common stock issuable upon conversion of other securities currently convertible or convertible within 60 days, are deemed outstanding for computing the beneficial ownership percentage of the person holding such securities but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Under applicable SEC rules, each person’s beneficial ownership is calculated by dividing the total number of shares with respect to which they possess beneficial ownership by the total number of outstanding shares of Creative Realities. In any case where an individual has beneficial ownership over securities that are not outstanding, but are issuable upon the exercise of options or warrants or similar rights within the next 60 days, that same number of shares is added to the denominator in the calculation described above. Because the calculation of each person’s beneficial ownership set forth in the “Percentage of Common Shares” column of the table may include shares that are not presently outstanding, the sum total of the percentages set forth in such column may exceed 100%.

(2)

Investment and voting power over shares held by Slipstream Funding, LLC is held by Slipstream Communications, LLC, its sole member, and may deemed to be directly or indirectly controlled by Craig Cogut, Chairman and Chief Executive Officer of Pegasus Capital Advisors, LLC. See table footnote 3 for further information regarding Slipstream Communications, LLC.

(3)

Investment and voting power over shares held by Slipstream Communications, LLC may be deemed to be directly or indirectly controlled by Craig Cogut, Chairman and Chief Executive Officer of Pegasus Capital Advisors, LLC. Slipstream Communications, LLC (“Slipstream Communications”) is the sole member of Slipstream Funding, LLC (“Slipstream Funding”). BCOM Holdings, LP (“BCOM Holdings”) is the managing member of Slipstream Communications. BCOM GP LLC (“BCOM GP”) is the general partner of BCOM Holdings. Business Services Holdings, LLC (“Business Services Holdings”) is the sole member of BCOM GP. PP IV BSH, LLC (“PP IV BSH”), Pegasus Investors IV, L.P. (“Pegasus Investors”) and Pegasus Partners IV (AIV), L.P. (“Pegasus Partners (AIV)”) are the members of Business Services Holdings. Pegasus Partners IV, L.P. (“Pegasus Partners”) is the sole member of PP IV BSH. Pegasus Investors IV, L.P. (“Pegasus Investors”) is the general partner of each of Pegasus Partners (AIV) and Pegasus Partners and Pegasus Investors IV GP, L.L.C. (“Pegasus Investors GP”) is the general partner of Pegasus Investors. Pegasus Investors GP is wholly owned by Pegasus Capital, LLC (“Pegasus Capital”). Pegasus Capital may be deemed to be directly or indirectly controlled by Craig Cogut. The share figure includes the 317,455 shares of common stock issued to and held by Slipstream Funding, LLC in connection with the merger transaction with Creative Realities, LLC. Share figure also includes 2,309,379 common shares purchasable upon exercise of outstanding warrants issued to and held by Slipstream Communications, LLC.

(4)	Mr. Nesbit is a director of the Company. Share figure includes 13,333 shares purchasable upon the exercise of outstanding options.
(5)

Mr. Harris is a director of the Company. Share figure includes 3,044 shares purchasable upon the exercise of outstanding warrants and 13,333 shares purchasable upon the exercise of outstanding options.

(6)	Mr. McGill is a director of the Company and Chairman of the Board. Share figured includes 25,001 shares purchasable upon the exercise of outstanding options.
(7)	Mr. Bell is a director of the Company. Share figure includes 13,333 shares purchasable upon the exercise of outstanding options.
(8)

Mr. Mills is a director of the Company and Chief Executive Officer. Share figure includes 266,667 shares purchasable upon the exercise of outstanding options and 333,334 shares purchasable upon the exercise of outstanding performance-restricted options upon which vesting requires achievement of certain targeted shares prices.

(9)

Mr. Logan is the Chief Financial Officer of the Company. Share figure includes 145,278 shares purchasable upon the exercise of outstanding options and 200,000 shares purchasable upon the exercise of outstanding performance-restricted options upon which vesting requires achievement of certain targeted shares prices.

(10)	Includes Messrs. McGill, Mills, Bell, Harris, Nesbit and Logan.

PROPOSAL 2

2023 STOCK INCENTIVE PLAN

Overview

The board of directors and our shareholders previously approved the 2014 Equity Incentive Plan, which was amended and restated in 2018 and 2020 (the “2014 Plan”). The board has reserved 2,000,000 shares of common stock for issuance under the 2014 Plan. As of the Record Date, we had 1,816,264 shares outstanding or subject to outstanding incentives under the 2014 Plan. Because there are only 83,736 of shares currently available for future issuance under the 2014 Plan, the board has determined it is insufficient to meet the anticipated needs of the Company. Restricted stock awards (“RSAs”), options and other possible forms of awards under our incentive plans are expected to be an important incentive to attract, retain and motivate eligible participants in order to achieve our growth and profitability objectives. In light of our historical shortage of cash, we rely upon these awards as a means to provide competitive compensation.

Our Board of Directors has approved the 2023 Equity Incentive Plan (the “Plan”), which remains subject to the approval of our shareholders before becoming effective. If our shareholders approve the Plan, we will be able to issue an additional 1,500,000 shares to key employees, executives, consultants, and other individuals who provide services to the Company. We believe our future success depends, in part, on our ability to attract, motivate, and retain high quality employees and directors, and to incentivize them to perform at the highest caliber. The use of equity as part of our compensation program is important to align employee and director interests with those of the shareholders, and this ultimately creates long-term value for shareholders and rewards participants based on service and performance.

Upon the Plan becoming effective, it will replace the 2014 Plan and the 2014 Plan will terminate immediately. No further awards will be made under the 2014 Plan, but the 2014 Plan will continue to govern awards previously granted under it. If our shareholders do not approve the Plan, the 2014 Plan will remain in effect through the remainder of its term. Our Board has determined that it is in the best interests of the Company to adopt the Plan and is asking our shareholders to approve the Plan. The Company’s named executive officers and directors have an interest in this proposal as they are eligible to receive equity awards under the Plan.

The following summary of the plan does not purport to be a complete description and is qualified in its entirety by the specific language of the plan, a copy of which is attached to this proxy statement as Annex A.

Plan Summary

General. The purpose of the Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives designed to attract, retain and motivate employees, certain key consultants, independent contractors and directors of the Company. The Plan will be administered by a stock option or Compensation Committee of the Board of Directors, or if no such committee exists, by the entire Board of Directors.

The Compensation Committee may grant incentives to employees (including officers) or our subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to us or our subsidiaries, in the following forms:

•	incentive stock options and non-statutory stock options;
•	stock appreciation rights;
•	stock awards;
•	restricted stock;
•	restricted stock units; and
•	performance shares.

In addition our Chief Executive Officer or Chief Financial Officer may, on a discretionary basis and without review or approval by the Compensation Committee, grant stock options to our new employees who are not officers of the Company. Such discretionary grants shall not exceed, in the aggregate, incentives that the Board of Directors or Compensation Committee has allocated for such purpose.

Shares Subject to Plan. We may issue up to 1,500,000 shares of common stock under the Plan.  The 83,736 shares that are currently available for future issuance under the 2014 Plan will also be issuable under the Plan. If an incentive granted under the Plan or the 2014 Plan expires or is terminated or canceled unexercised as to any shares of common stock or forfeited or reacquired by us pursuant to rights reserved upon issuance thereof, we may again issue such shares under the Plan pursuant to another incentive.

Description of Incentives

Stock Options. Stock options may be granted to eligible individuals to purchase shares of common stock from the Company. The Plan confers on the Compensation Committee the discretion, with respect to any such stock option, to determine the term of each option, the time or times during its term when the option becomes exercisable and the number and purchase price of the shares subject to the option. Nevertheless, the term of each option shall not exceed ten years and one day from the grant date. The option price per share for stock options may not be less than the fair market value of the common stock on the grant date. We must grant all stock options within ten years from the date of the Plan’s adoption by the Board of Directors.

Incentive Stock Options. The grant of incentive stock options is intended to comply with Section 422 of the U.S. Internal Revenue Code of 1986, as amended from time to time (the “Code”). The fair market value of incentive stock options granted to eligible individuals shall not, as of the grant date, exceed $100,000. Additionally, if incentive stock options are granted to an eligible individual who, at the time such option is granted, would own (as such term is described in Code Section 422) stock possessing more than 10% of the total combined voting power of the Company, the option price for such incentive stock option cannot be less than 110% of the fair market value of the common stock, and such incentive stock options will expire no later than five years after the grant date.

Stock Appreciation Rights.   A stock appreciation right is a right to receive, without payment to the Company, a number of shares of common stock, the amount of which is determined by dividing (a) the number of shares of common stock as to which the stock appreciation right is exercised multiplied by the amount of the appreciation in such shares — i.e., the amount by which the fair market value of the shares of common stock subject to the stock appreciation right on the exercise date exceeds (1) in the case of a stock appreciation right related to a stock option, the purchase price of the shares of common stock under the stock option or (2) in the case of an stock appreciation right granted alone, without reference to a related stock option, an amount which shall be determined by the Compensation Committee at the time of grant; by (b) the fair market value of a share of common stock on the exercise date. Our Compensation Committee has the discretion to determine the number of shares as to which a stock appreciation right will relate as well as the duration and exercisability of a stock appreciation right. The exercise price may not be less than the fair market value of our common stock on the grant date.

Stock Awards. Stock awards consist of the transfer by the Company to an eligible participant of shares of common stock, without other payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award is determined by the Compensation Committee.

Restricted Stock. Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of our common stock that are subject to restrictions on their sale or other transfer by the employee, which restrictions will lapse after a period of time as determined by the Compensation Committee. If restricted stock is sold to a participant, the sale price will be determined by the Compensation Committee, and the price may vary from time to time and among participants and may be less than the fair market value of the shares at the date of sale. Subject to these restrictions and the other requirements of the Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares. The Compensation Committee may grant the right to receive cash, shares of stock, or other property equal in value to dividends paid with respect to the number of shares represented by restricted stock units.

Restricted Stock Units. Restricted stock units represent the right to receive shares of common stock at a future date, subject to vesting criteria.

Performance Awards. An eligible individual’s right to exercise or receive a grant or settlement of any incentive, and the timing thereof, may be subject to certain performance conditions specified by the Compensation Committee. The Compensation Committee may use business criteria and other measures of performance as it may deem appropriate in establishing performance conditions, and may exercise its discretion to change the amounts payable under any incentive subject to performance conditions.

Other Plan Terms

Limitation on Non-Employee Director Grants. During any one fiscal year, we may not grant to any non-employee director incentives that exceed in the aggregate $100,000 in value (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year.

Transferability of Incentives. Incentives granted under the Plan may not be transferred, pledged or assigned by the holder thereof, except in the event of the holder’s death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. However, stock options other than those intended to qualify as incentive stock options may be transferred by the holder thereof to certain family members or related entities.

Duration, Termination and Amendment of the Incentive Plan and Incentives. The Plan will remain in effect until all incentives granted under the Plan have been satisfied or terminated and all restrictions on shares issued under the Plan have lapsed. We may not grant incentives under the Plan after the tenth anniversary of the approval of the Plan by the Board of Directors. The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may adversely change or impair a previously granted incentive without the consent of the recipient thereof.

Certain Plan amendments require shareholder approval, including amendments that would increase the maximum number of shares of common stock which may be issued to all participants under the Plan, change or expand the types of incentives that may be granted under the Plan, change the class of persons eligible to receive incentives under the Plan, or materially increase the benefits accruing to participants under the Plan. Generally, the terms of an existing incentive may be amended by agreement between the Compensation Committee and the participant. However, in the case of a stock option or stock appreciation right, no such amendment shall (a) extend the term of the incentive; nor (b) reduce the exercise price per share below the fair market value of the common stock on the date the incentive was granted, unless, in either case, the amendment complies with the requirements of Internal Revenue Code Section 409A.

Effect of Sale, Merger, Exchange or Liquidation.  In the event of an acquisition of the Company through the sale of substantially all of its assets or a change in control through a merger, exchange, reorganization or liquidation of the Company or a similar event, all as determined by the Compensation Committee in its sole discretion, the Compensation Committee shall be authorized to take any and all action it deems equitable under the circumstances, including but not limited to accelerating the vesting of all incentives, terminating the Plan and issuing to the holders of outstanding vested options and stock appreciation rights the stock, securities or assets, including cash, they would have received if the incentives had been exercised immediately before the transaction, or other specified actions.

Board Policies. The Plan provides that any incentives are subject to any insider trading, clawback and recovery policies adopted from time to time by the Board of Directors and subject to forfeiture and disgorgement to the extent required by law or applicable stock exchange listing standards. The Board of Directors may also impose such other clawback, recovery or recoupment provisions as the Board of Directors determines necessary or appropriate, including a right to repurchase shares previously issued under the Plan and any incentive.

Plan Benefits

The amount and timing of all awards under the Plan are determined in the sole discretion of our Compensation Committee (or if no committee is designated, the entire Board of Directors, and subject, however, to limited discretionary authority on the part of our Chief Executive Officer as described above) and therefore cannot be determined in advance.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the special meeting will be required to approve the adoption of Plan.

The Board of Directors unanimously recommends that you vote “FOR” the proposal to adopt the 2023 Stock Incentive Plan.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Audit Committee has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The shareholders are being asked to ratify such appointment. Should the shareholders not ratify such appointment, the Audit Committee may consider selecting another firm of independent public accountants. Representatives of Deloitte & Touche LLP are not expected to attend the annual meeting.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the appointment of Deloitte & Touch LLP as our independent registered public accounting firm for fiscal 2023.

Principal Accountant Fees and Services

The following table presents fees for audit and other services provided by Deloitte & Touche LLP for 2022 and 2021. Fees to Deloitte & Touche LLP were as follows (in thousands):

	2022	2021
Audit fees(a)	$498	$260
Audit related fees(b)	—	65
Tax fees(c)	—	—
	$498	$325

(a)

Audit fees for 2022 and 2021 relate to professional services provided in connection with the audit of our consolidated financial statements, the reviews of our quarterly condensed consolidated financial statements, and audit services provided in connection with other regulatory filings.

(b)	Audit related fees for 2021 relate to professional services provided in connection with the preparation and filing of SEC reports related to our Registered Direct Offering and the Reflect Merger.
(c)	There were no tax fees paid to Deloitte & Touche LLP.

Our Board of Directors pre-approved the audit services rendered by Deloitte & Touche LLP during 2022 and 2021, respectively, and concluded that such services were compatible with maintaining the auditor’s independence.

Pre-Approval Policies and Procedures of Audit Committee

All services provided by our independent registered public accounting firm, Deloitte & Touche LLP, are subject to pre-approval by our Audit Committee. The Audit Committee has authorized each of its members to approve services by our independent registered public accounting firm in the event there is a need for such approval prior to the next full Audit Committee meeting. Any interim approval given by an Audit Committee member must be reported to the Audit Committee no later than its next scheduled meeting. Before granting any approval, the Audit Committee (or a committee member if applicable) gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of our independent registered public accounting firm. The Audit Committee pre-approved all services provided by Deloitte & Touche LLP during 2022 and 2021.

FORM 10-K

A COPY OF THE COMPANY’S FORM 10-K ANNUAL REPORT, AND ANY AMENDMENTS THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 (WITHOUT EXHIBITS), ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO THE COMPANY’S SECRETARY AT 13100 MAGISTERIAL DRIVE, SUITE 100, LOUISVILLE, KENTUCKY 40223.

DISCRETIONARY PROXY VOTING AUTHORITY/

UNTIMELY SHAREHOLDER PROPOSALS

Rule 14a-4(c) promulgated under the Securities and Exchange Act of 1934 governs our use of its discretionary proxy voting authority with respect to a shareholder proposal that the shareholder has not sought to include in our proxy statement. The Rule provides that if a proponent of a proposal fails to notify us of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to our 2023 annual shareholders’ meeting, if we were not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in our proxy statement, by May 29, 2023, the management proxies will be allowed to use their discretionary authority as outlined above. However, if the date of our 2023 annual shareholders’ meeting is changed by more than 30 days from the date of the annual meeting, then the deadline for submitting a shareholder proposal will be a reasonable time before we begin to print and send our proxy materials for our 2023 annual shareholders’ meeting.

SOLICITATION

We will bear the cost of preparing, assembling and mailing the proxy, proxy statement, Annual Report and other material that may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of Company stock, in which case they may be reimbursed by us for their expenses in doing so. Proxies may be solicited personally, by email or by special letter.

OTHER MATTERS

The Board of Directors and management know of no other matters that will be presented for consideration at the annual meeting. However, because it is possible that matters of which the Board of Directors and management are not now aware may come before the meeting or any adjournment of the meeting, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such properly executed proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the proxy statement.

HOUSEHOLDING OF MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple Company shareholders in each household unless otherwise instructed by such Company shareholders. We will deliver promptly a separate copy of the proxy statement to any Company shareholder upon written or oral request to our Corporate Secretary, at 13100 Magisterial Drive, Suite 100, Louisville, KY 40223, telephone: (502) 791-8800. Any Company shareholder wishing to receive separate copies of our proxy statement or annual report to Company shareholders in the future, or any Company shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Company shareholder’s bank, broker, or other nominee record holder, or the Company shareholder may contact us at the above address and phone number.

By Order of the Board of Directors,

/s/ Richard Mills
Richard Mills
Chief Executive Officer and Director
Louisville, Kentucky
May 1, 2023

Annex A

CREATIVE REALITIES, INC.

2023 STOCK INCENTIVE PLAN

28

1.	Purpose	4

2.	Administration	4
	2.1 Administration by Committee	4
	2.2 Delegation of Authority	4

3.	Eligible Participants	5

4.	Types of Incentives	5

5.	Shares Subject to the Plan	5
	5.1 Number of Shares	5
	5.2 Cancellation	5
	5.3 Type of Common Stock	5
	5.4 Limitation on Awards Granted to Non-Employee Directors.	6

6.	Stock Options	6
	6.1 Price	6
	6.2 Number	6
	6.3 Duration and Time for Exercise	6
	6.4 Manner of Exercise	6
	6.5 Incentive Stock Options	7

7.	Stock Appreciation Rights	8
	7.1 Price	8
	7.2 Number	8
	7.3 Duration	8
	7.4 Exercise	8
	7.5 Issuance of Shares Upon Exercise	8

8.	Stock Awards, Restricted Stock and Restricted Stock Units	9
	8.1 Number of Shares	9
	8.2 Sale Price	9
	8.3 Restrictions	9
	8.4 Enforcement of Restrictions	9
	8.5 End of Restrictions	9
	8.6 Rights of Holders of Restricted Stock and Restricted Stock Units	10
	8.7 Settlement of Restricted Stock Units	10
	8.8 Dividend Equivalents	10

9.	Performance Awards	10

10.	General	10
	10. Effective Date	10
	10.2 Duration	10
	10.3 Non-Transferability of Incentives	11

10.4 Effect of Termination or Death	11
10.5 Restrictions under Securities Laws	11
10.6 Adjustment	11
10.7 Incentive Plans and Agreements	12
10.8 Withholding	12
10.9 No Continued Employment, Engagement or Right to Corporate Assets	12
10.10 Payments Under Incentives	12
10.11 Amendment of the Plan	13
10.12 Amendment of Agreements for Incentives	13
10.13 Sale, Change in Control, Merger, Exchange or Liquidation	13
10.14 Definition of Fair Market Value	14
10.15 Definition of Grant Date	15
10.16 Compliance with Code Section 409A	15
10.17 Prior Plan	16
10.18 Clawback/Recovery	16

3

CREATIVE REALITIES, INC.

2023 STOCK INCENTIVE PLAN

1.         Purpose. The purpose of the 2023 Stock Incentive Plan (the “Plan”) of Creative Realities, Inc., a Minnesota corporation (the “Company”), is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of common stock, $0.01 par value per share, of the Company (“Common Stock”) or other incentive awards on terms determined under this Plan.

2.           Administration.

2.1    Administration by Committee. The Plan shall be administered by the Board of Directors of the Company (the “Board of Directors”) or by a stock option or compensation committee of the Board of Directors (the “Committee,” which term is used throughout this Plan to refer to either the Board of Directors or a Committee – whichever is administering the Plan from time to time hereunder). If administered by a committee, the Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors. During any time period during which the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934 (including the regulations thereunder, the “1934 Act”), each member of the Committee shall be (a) a “non-employee director” within the meaning of Rule 16b-3 of the 1934 Act (a “Non-Employee Director”), and (b) shall be an independent director under listing rules of The Nasdaq Stock Market or, if the Company is no longer listed on The Nasdaq Stock Market, then any national securities exchange on which the Company’s common stock may be listed. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is No stock option or compensation committee, the term “Committee,” as used in the Plan, shall refer to the Board of Directors.

2.2   Delegation of Authority. Notwithstanding the foregoing or anything else to the contrary contained in the Plan, the Company’s Chief Executive Officer or Chief Financial Officer may, on a discretionary basis and without the Committee’s review or approval, grant Stock Options to purchase shares to employees of the Company who are not officers of the Company to the extent the Committee allocates shares for such purpose (as part of an annual budget or otherwise). Subject to the foregoing limitations, the Chief Executive Officer or Chief Financial Officer shall determine from time to time (i) the employees to whom grants will be made, (ii) the number of shares to be granted and (iii) the terms and provisions of each Stock Option (which need not be identical).

4

3.           Eligible Participants. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4.         Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options; (b) stock appreciation rights (“SARs”); (c) stock awards; (d) restricted stock; (e) restricted stock units; and (f) performance awards. Subject to the specific limitations provided in this Plan, payment of Incentives may be in the form of cash, Common Stock or combinations thereof as the Committee shall determine, and with such other restrictions as it may impose.

5.           Shares Subject to the Plan.

5.1   Number of Shares. Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock issuable under the Plan shall not exceed 1,500,000 shares of Common Stock, in addition to (i) the number of Shares remaining available for issuance under the Prior Plan (as defined in Section 10.17) as of the Effective Date (as defined in Section 10.1) but not subject to outstanding awards as of the Effective Date; plus (ii), as contemplated in Section 5.2, the number of Shares subject to awards outstanding under the Prior Plan as of the Effective Date but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such Shares after the Effective Date. Shares of Common Stock issued under the Plan or subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock subject to SARs granted under this Plan shall be counted in full against the above-indicated share limit, regardless of the number of shares of Common Stock actually issued upon the exercise of such SARs.

5.2   Cancellation. If an Incentive granted under the Plan or under the Prior Plan expires or is terminated or canceled unexercised as to any shares of Common Stock or forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan pursuant to another Incentive. If any Shares subject to an Incentive granted under the Plan or under the Prior Plan are withheld or applied as payment in connection with the exercise of an Incentive (including the withholding of Shares on the exercise of a stock option or the exercise of an SAR that is settled in Shares) or the withholding or payment of taxes related thereto, such Shares shall not again be available for grant under the Plan.

5.3    Type of Common Stock. Common Stock issued under the Plan in connection with Incentives will be authorized and unissued shares.

5

5.4   Limitation on Awards Granted to Non-Employee Directors. No member of the Board of Directors who is not also an employee of the Company may be granted any Incentive or Incentives that exceed in the aggregate $100,000 in value (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year (provided that service solely as a director, or payment of a fee for such services, will not cause a director to be considered an “employee” for purposes of this Section 5.4). The foregoing limit shall not apply to any Incentive made pursuant to any election by the directors, if permitted by the Committee, to receive an Incentive in lieu of all or a portion of annual and committee cash retainers and meeting fees.

6.          Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1   Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6. Notwithstanding the foregoing sentence, the option price per share shall not be less than the Fair Market Value (as defined in Section 10.14) of the Common Stock on the Grant Date (as  defined in Section 10.15).

6.2    Number. The number of shares of Common Stock subject to a stock option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises an SAR if any SAR is granted in conjunction with or related to the stock option.

6.3   Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date, as that term is defined in Section 10.15. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the first sentence of this paragraph, the Committee may extend the term of any stock option to the extent provided in Section 10.4.

6.4    Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable: (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) unless otherwise provided in the option agreement, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) unless otherwise provided in the option agreement, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations consistent with Section 10.8, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Before the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

6

6.5    Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 the U.S. Internal Revenue Code of 1986, as amended from time to time (the “Code”)):

(a)    The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company’s plans) shall not exceed $100,000. The determination will be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

(b)    Any option agreement for an Incentive Stock Option under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c)    All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders.

(d)    Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the Grant Date.

(e)    The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the Grant Date.

(f)    If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Code Section 422) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the Grant Date and (ii) such Incentive Stock Options shall expire no later than five years after the Grant Date.

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7.         Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, the amount of which is determined pursuant to the formula set forth in Section 7.5. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1    Price. The exercise price per share of any SAR granted without reference to a stock option shall be determined by the Committee, subject to adjustment under Section 10.6. Notwithstanding the foregoing sentence, the exercise price per share shall not be less than the Fair Market Value of the Common Stock on the Grant Date.

7.2    Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR relates shall be reduced in the same proportion that the holder of the option exercises the related stock option.

7.3    Duration. Subject to earlier termination as provided in Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR. Subject to the first sentence of this paragraph, the Committee may extend the term of any SAR to the extent provided in Section 10.4.

7.4    Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.5.

7.5    Issuance of Shares Upon Exercise. The number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing: (a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by (b) the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

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8.         Stock Awards, Restricted Stock and Restricted Stock Units. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, with or without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of  Common Stock which are sold or transferred by the Company to a participant at a price, if any, determined by the Committee and subject to restrictions on their sale or other transfer by the participant. Restricted stock units represent the right to receive shares of Common Stock at a future date. Stock awards, restricted stock and restricted stock units shall be subject to the following terms and conditions:

8.1    Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock, or the number of shares that may be issued pursuant to a restricted stock unit, shall be determined by the Committee.

8.2    Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3    Restrictions. All shares of restricted stock transferred or sold by the Company hereunder, and all restricted stock units granted hereunder, shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following: (a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise); (b) a requirement that the holder of shares of restricted stock or restricted stock units forfeit, or (in the case of shares sold to a participant) re-sell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment, service on the Board of Directors or consulting engagement during any period in which such shares are subject to restrictions; and/or (c) such other conditions or restrictions as the Committee may deem advisable.

8.4    Enforcement of Restrictions. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock or restricted stock units shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend that refers to the Plan and the restrictions imposed under the applicable agreement. At the Committee’s election, shares of restricted stock may be held in book entry form subject to the Company’s instructions until any restrictions relating to the restricted stock grant lapse.

8.5    End of Restrictions. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir. Subject to Section 10.5, upon the lapse or waiver of restrictions applicable to restricted stock units, or at a later time specified in the agreement governing the grant of restricted stock units, any shares derived from the restricted stock units shall be issued and delivered to the holder of the restricted stock units.

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8.6    Rights of Holders of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Any holder of restricted stock units shall not be, and shall not have rights and privileges of, a shareholder with respect to any shares that may be derived from the restricted stock units unless and until such shares have been issued.

8.7    Settlement of Restricted Stock Units. Restricted stock units may be satisfied by delivery of shares of stock, cash equal to the Fair Market Value of the specified number of shares covered by the restricted stock units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

8.8    Dividend Equivalents. In connection with any award of restricted stock units, the Committee may grant the right to receive cash, shares of stock or other property equal in value to dividends paid with respect to the number of shares represented by the restricted stock units (“Dividend Equivalents”). Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any award of restricted stock units shall be paid with respect to such restricted stock units at the dividend payment date in cash or in shares of unrestricted stock having a Fair Market Value equal to the amount of such dividend.

9.         Performance Awards. The right of a participant to exercise or receive a grant or settlement of any Incentive, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee (such an Incentive is referred to as a “Performance Award”). The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to change the amounts payable under any Incentive subject to performance conditions.

10.         General.

10.1  Effective Date. The Plan will become effective upon the latest date of approval by the Board of Directors and shareholders of the Company (the “Effective Date”).

10.2  Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the Effective Date of the Plan.

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10.3  Non-Transferability of Incentives. No stock option, SAR, restricted stock or stock award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options (other than stock options intended to qualify as Incentive Stock Options pursuant to Section 6.5) may be transferred by the holder thereof to the holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3). During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by this Section 10.3.

10.4  Effect of Termination or Death. If a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be set forth in the agreement, if any, applicable to the Incentive, or otherwise as determined by the Committee; provided, however, the term of an Incentive may not be extended beyond the term originally prescribed when the Incentive was granted, unless the Incentive satisfies (or is amended to satisfy) the requirements of Code Section 409A, including the rules and regulations promulgated thereunder (together, “Code Section 409A”); and provided further that the term of an Incentive may not be extended beyond the maximum term permitted under this Plan.

10.5   Restrictions under Securities Laws. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.6   Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and the other numbers of shares of Common Stock provided in the Plan, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

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10.7  Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options. The Committee shall communicate the key terms of each award to the participant promptly after the Committee approves the grant of such award.

10.8   Withholding.

(a)    The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. If so permitted by the Committee at the time of the award of any Incentive or at a later time, at any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR or upon vesting of restricted stock, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold, from the distribution or from such shares of restricted stock, shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b)    Each Election must be made before the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

10.9   No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company or any of its subsidiaries for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.10 Payments Under Incentives. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Except as permitted under Section 10.16, payments and distributions may not be deferred under any Incentive unless the deferral complies with the requirements of Code Section 409A.

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10.11  Amendment of the Plan. The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the shareholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.

10.12  Amendment of Agreements for Incentives; No Repricing. Except as otherwise provided in this Section 10.12 or Section 10.16, the terms of an existing Incentive may be amended by agreement between the Committee and the participant. Notwithstanding the foregoing sentence, in the case of a stock option or SAR, no such amendment shall: (a) without shareholder approval, lower the exercise price of a previously granted stock option or SAR, cancel a stock option or SAR when the exercise price per share exceeds the Fair Market Value of the underlying shares in exchange for another Incentive or cash, or take any other action with respect to a stock option that may be treated as a repricing under the federal securities laws or generally accepted accounting principles; or (b) extend the term of the Incentive, except as provided in Section 10.4 and 10.16.

10.13 Sale, Change in Control, Merger, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of (i) an acquisition of the Company through the sale of all or substantially all of the Company’s assets or (ii) a change in control of at least a majority of the issued and outstanding voting securities of the Company through a merger, exchange, reorganization or liquidation of the Company or a similar event, all as determined by the Committee in its sole discretion (collectively, any of the transactions described in clauses (i) and (ii) are referred to as a “Sale Transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

(a)    providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately before such Sale Transaction (with appropriate adjustment for the exercise price, if any), (ii) SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the Sale Transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately before such Sale Transaction, and (iii) any Incentive under this Plan which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee;

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(b)    providing that participants holding outstanding vested Common Stock-based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such Sale Transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock (determined as of any date within ten days before the effective date of such Sale Transaction) over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the Sale Transaction;

(c)    subject to any provisions contained in a particular written agreement evidencing an Incentive, providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such Sale Transaction and provide to participants holding such Incentives the right to earn their respective Incentives on the same or a substantially equivalent basis (taking into account the Sale Transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such Sale Transaction; or

(d)    subject to any provisions contained in a particular written agreement evidencing an Incentive, providing that such Incentive shall become vested and all restrictions shall lapse.

The Board of Directors may restrict the rights of participants or the applicability of this Section 10.13 to the extent necessary to comply with Section 16(b) of the 1934 Act, the Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.14 Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee determines in good faith to be 100% of the fair market value of such a share as of the date in question. Notwithstanding the foregoing:

(a)    If such shares are listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange on the applicable date. If such U.S. securities exchange is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange.

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(b)    If such shares are publicly traded but are not listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the trading price of a share of Common Stock on such date (or, if the applicable market is closed on such date, the last date on which the Common Stock was publicly traded), by a method consistently applied by the Committee.

(c)    If such shares are not publicly traded, then the Committee’s determination will be based upon a good faith valuation of the Company’s Common Stock as of such date, which shall be based upon such factors as the Committee deems appropriate. The valuation shall be accomplished in a manner that complies with Code Section 409A and shall be consistently applied to Incentives under the Plan.

10.15 Definition of Grant Date. For purposes of this Plan, the “Grant Date” of an Incentive shall be the date on which the Committee approved the award (or, if applicable, the date on which the Company’s Chief Executive Officer exercised discretionary authority granted by the Committee and approved the award) or, if later, the date on which (a) the participant is no longer able to negotiate the terms of the award and (b) it is expected that the key terms of the award will be communicated within a relatively short period of time.

10.16 Compliance with Code Section 409A.

(a)    Except to the extent such acceleration or deferral is permitted by the requirements of Code Section 409A, neither the Committee nor a participant may accelerate or defer the time or schedule of any payment of, or the amount scheduled to be paid under, an Incentive that constitutes Deferred Compensation (as defined in paragraph(d) below); provided, however, that payment shall be permitted if it is in accordance with a “specified time” or “fixed schedule” or on account of “separation from service,” “disability,” death, “change in control” or “ unforeseeable emergency” (as those terms are defined under Code Section 409A) that is specified in the agreement evidencing the Incentive.

(b)    Notwithstanding anything in this Plan, unless the agreement evidencing the Incentive specifically provides otherwise, if a participant is treated as a Specified Employee (as defined in paragraph (d) and as determined under Code Section 409A by the Committee in good faith) as of the date of his or her “separation from service” as defined for purposes of Code Section 409A, the Company may not make payment to the participant of any Incentive that constitutes Deferred Compensation, earlier than 6 months following the participant’s separation from service (or if earlier, upon the Specified Employee’s death), except as permitted under Code Section 409A. Any payments that otherwise would be payable to the Specified Employee during the foregoing 6-month period will be accumulated and payment delayed until the first date after the 6-month period. The Committee may specify in the Incentive agreement, that the amount of the Deferred Compensation delayed under this paragraph shall accumulate interest, earnings or Dividend Equivalents (as applicable) during the period of such delay.

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(c)    The Committee may, however, reform any provision in an Incentive that is intended to comply with (or be exempt from) Code Section 409A, to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Code Section 409A.

(d)    For purposes of this Section 10.16, “Deferred Compensation” means any Incentive under this Plan that provides for the “deferral of compensation” under a “nonqualified deferred compensation plan” (as those terms are defined under Code Section 409A) and that would be subject to the taxes specified in Code Section 409A(a)(1) if and to the extent that the Plan and the agreement evidencing the Incentive do not meet or are not operated in compliance with the requirements of paragraphs (a)(2), (a)(3) and (a)(4) of Code Section 409A. Deferred Compensation shall not include any amount that is otherwise exempt from the requirements of Code Section 409A. A “Specified Employee” means a Participant who is a “key employee” as described in Code Section 416 (i) (disregarding paragraph (5) thereof) at any time during the Company’s fiscal year ending on January 31, or such other “identification date” that applies consistently for all plans of the Company that provide “deferred compensation” that is subject to the requirements of Code Section 409A. Each participant will be identified as a Specified Employee in accordance with Code Section 409A, including with respect to the merger of the Company with any other company or any spin-off or similar transaction, and such identification shall apply for the 12-month period commencing on the first day of the fourth month following the identification date. Notwithstanding the foregoing, no participant shall be a Specified Employee unless the stock of the Company (or other member of a “controlled group of corporations” as determined under Code Section 1563) is publicly traded on an established securities market (or otherwise) as of the date of the participant’s “separation from service” as defined in Code Section 409A.

10.17 Prior Plan. Notwithstanding the adoption of this Plan by the Board of Directors and its approval by the shareholders, the Company’s 2014 Stock Incentive Plan, as amended (the “Prior Plan”), shall remain in effect, and all grants and awards made under the Prior Plan shall be governed by the terms of the Prior Plan. From and after the Effective Date, no further grants and awards shall be made under the Prior Plan.

10.18 Clawback/Recovery

(a)    Each Incentive will be subject to any policy of the Company or any of its Subsidiaries that relates to trading on non-public information and permitted transactions with respect to shares of Common Stock, including, but not limited to, limitations on hedging and pledging. In addition, each Award will be subject to any policy of the Company or any of its Subsidiaries that provides for forfeiture, disgorgement, or clawback with respect to incentive compensation that includes Incentives under the Plan, and will be further subject to forfeiture and disgorgement to the extent required by law or applicable stock exchange listing standards, including, without limitation, Section 10D of the 1934 Act. The Board of Directors may also impose such other clawback, recovery or recoupment provisions in an Incentive agreement or employment agreement as the Board of Directors determines necessary or appropriate, including but not limited to a reacquisition right in respect of a participant’s previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting “cause,” as such term may be defined in the relevant agreement.

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(b)    Each participant of the Plan, by accepting or being deemed to have accepted an Incentive under the Plan, agrees (or will be deemed to have agreed) to the terms of this Section 10.18(b) and any clawback, recoupment or similar policy of the Company or any of its subsidiaries and further agrees (or will be deemed to have further agreed) to cooperate fully with the Board of Directors, and to cause any and all permitted transferees of the participant to cooperate fully with the Board of Directors, to effectuate any forfeiture or disgorgement described in this Section 10.18(b). Neither the Board of Directors nor the Company (or its subsidiaries) nor any other person, other than the participant and his or her permitted transferees, if any, will be responsible for any adverse tax or other consequences to a participant or his or her permitted transferees, if any, that may arise in connection with this Section 10.18(b). No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntary terminate employment upon “resignation” for “good reason” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

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CreativeRealities VOTE

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Your vote matters – here's how to vote!

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Annual Meeting Proxy Card

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A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3.

Proposal 1. To elect five members to the Board of Directors:

01 - Dennis McGill 02 - David Bell 03 - Donald A. Harris 04 - Richard Mills 05 - Stephen Nesbit

☐ **Mark here to vote FOR all nominees**

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Proposal 2. Approve the 2023 Stock Incentive Plan.	☐	☐	☐
Proposal 3. Ratify Deloitte & Touche LLP to act as the Company's independent registered public accounting firm and auditor for fiscal year 2023.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

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03TLUB

2023 Annual Meeting Admission Ticket

2023 Annual Meeting of Creative Realities, Inc. Shareholders
June 26, 2023, 8:30 am ET
Creative Realities, Inc. Headquarters
13100 Magisterial Drive, Suite 201-B, Louisville, KY 40223

Upon arrival, please present this admission ticket and photo identification at the registration desk.

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Proxy — Creative Realities, Inc.

Notice of 2023 Annual Meeting of Shareholders
13100 Magisterial Drive, Suite 201-B
Louisville, KY 40223
Proxy Solicited by Board of Directors for Annual Meeting – June 26, 2023

The undersigned, a shareholder of Creative Realities, Inc., hereby appoints Richard Mills and Will Logan, and each of them, as proxies, with full power of substitution and re-substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote at the annual meeting of shareholders of the company to be held at 13100 Magisterial Drive, Suite 201-B, Louisville, KY 40223, on Monday, June 26, 2023, 8:30 A.M. Eastern Time, and at any and all adjournments thereof.

Shares represented by this proxy will be voted pursuant to the instructions of the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, and FOR Proposals 2 and 3.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Shareholders. When properly executed, this proxy will be voted on the proposal set forth herein as directed by the shareholder. The undersigned authorizes the proxies to vote in their discretion upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐